UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 2, 2004

Liberty Media International, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-50671 (Commission File Number)	20-0893138 (IRS Employer Identification #)

12300 Liberty Boulevard, Englewood, CO 80112
(Address of Principal Executive Office)

(720) 875-5800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01. Entry into a Material Definitive Agreement.
SIGNATURE

Item 1.01. Entry into a Material Definitive Agreement.

     On December 2, 2004, UPC Distribution Holding B.V. (UPC Distribution), the wholly-owned European cable television operation of our 53%-owned consolidated subsidiary, UnitedGlobalCom, Inc. (UGC), entered into an Additional Facility Accession Agreement (the Agreement) with TD Bank Europe Limited, as Facility Agent, and the banks listed in the Agreement, with respect to the partial refinancing of UPC Distribution’s existing senior bank facility (the Refinancing). The Refinancing adds a new tranche (Facility F), increases UPC Distribution’s average debt maturity and available liquidity and reduces its average interest margin.

     The Agreement amends the previously-filed Senior Secured Credit Facility (the Credit Facility), dated January 16, 2004 (as amended and restated on June 24, 2004), among UPC Distribution, as Borrower, TD Bank Europe Limited, as Facility Agent, and the banks listed in such agreement to add Facility F. Facility F consists of a $525 million tranche and a €140 million tranche, both of which have a maturity date of December 31, 2011. The $525 million tranche has been swapped into Euros through a seven-year cross-currency swap.

     The net proceeds from Facility F will be applied to: (a) prepay all outstanding amounts under UPC Distribution’s Facility A revolver; (b) prepay approximately €102 million of a portion of the term loan Facility B that matures in June 2006; and (c) prepay €178 million of Facility C debt.

     A copy of the Agreement is attached as Exhibit 10.1 hereto.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     As explained in Item 1.01 above, Facility F has created a direct financial obligation for UPC Distribution. Facility F indebtedness may be accelerated upon certain defaults under the Credit Facility. Facility F indebtedness will be repaid by payment of semi-annual installments on September 30th and March 31st annually, starting on September 30, 2009 and ending on September 30, 2011. For all other responses to this Item 2.03, see the responses to Item 1.01 above.

Item 9.01. Financial Statements and Exhibits.

     (c)   Exhibits.

Exhibit Number	Description
10.1	Additional Facility Accession Agreement, dated December 2, 2004, between UPC Distribution, as Borrower, TD Bank Europe Limited, as Facility Agent, and the banks listed therein (incorporated by reference to Exhibit 10.1 to UGC’s Form 8-K, dated December 2, 2004 (File No. 000-496-58))

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY MEDIA INTERNATIONAL, INC.
By:	/s/ LEONARD P. STEGMAN
Leonard P. Stegman
Vice President

Date: December 9, 2004

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